UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

BNY Mellon Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	08/31/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Research Growth Fund, Inc.

SEMIANNUAL REPORT August 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Research Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Research Growth Fund, Inc., covering the six-month period from March 1, 2020 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity market euphoria that was felt early in the calendar year proved to be short-lived, as concerns over the spread of COVID-19 began to roil U.S. markets in March 2020. U.S. stocks began to show signs of volatility in mid-March and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. In countries where COVID-19 struck first, such as China and adjacent areas of the Pacific Rim, stock price volatility was amplified as a global pandemic began to seem certain. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in U.S. Federal Reserve (the “Fed”) policy and investor concern over COVID-19. When COVID-19 began to emerge, a flight to quality ensued and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package; many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy. These actions worked to support bond valuations throughout the majority of the six months.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2020 through August 31, 2020, as provided by Leigh N. Todd, Erik A. Swords, Monty A. Kori and Matthew T. Jenkin, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended August 31, 2020, BNY Mellon Research Growth Fund, Inc.’s Class A shares produced a total return of 40.86%, Class C shares returned 40.27%, Class I shares returned 41.08%, Class Y shares returned 41.03% and Class Z shares returned 41.04%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index (the “Index”), produced a total return of 36.94% over the same period.2

Despite some concerns about COVID-19, stocks gained ground amid signs of economic recovery, better-than-expected corporate earnings and supportive monetary and fiscal policy. The fund outperformed the Index, largely due to favorable security selection in the information technology, financial and industrial sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong, near-term catalyst for earnings growth or share price appreciation. Stock position sizes are optimized to maximize stock specific risk and ensure conviction is effectively represented in the portfolio. The fund’s portfolio is structured so that its sector weightings generally are similar to those of the Index.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Growth Stocks Lead Market Rebound

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 pandemic, erasing the gain that occurred late in 2019. As a result, the Federal Reserve reduced the federal funds target rate twice in March 2019, bringing the target rate down to 0.00-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

Midway through the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation also surged, beating economists’ expectations, and unemployment dropped sharply.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy take hold. Technology and other growth stocks performed well during the period. Many stocks in this sector benefited from trends, such as e-commerce and working from home, that have been accelerating during the pandemic.

Stock Selections Boosted Gains

Strong stock selections drove the fund’s performance versus the Index. Selections in the information technology sector, where gains were broad-based, were particularly beneficial. In the semiconductor industry, positions in Advanced Micro Devices and NVIDIA returned more than 100% during the period, while in the software industry, Shopify and Twilio provided similar gains. In the payment processing industry, shares of PayPal Holdings and Square contributed positively to fund performance. While many holdings in the information technology sector had been beneficiary of long-term growth trends, the COVID-19 pandemic had the effect of accelerating many of these trends, including e-commerce and work from home. Stock selections in other sectors, including financials and industrials, also contributed positively. In the financial sector, a position in S&P Global, a provider of financial information and analytics, rose 38%. In the industrial sector, shares of Trane Technologies, a manufacturer of heating, ventilation and air conditioning equipment, benefited from a new emphasis on indoor air quality during the pandemic. In addition, the fund’s position in Rockwell Automation, a specialist in robotics, also proved advantageous, gaining 27%.

On a less positive note, stock selections in the consumer discretionary and utilities sectors detracted slightly from performance. In the consumer discretionary sector, a high valuation on Tesla led to a decision not to own the electric vehicle company, but those shares rose approximately 300% during the period, hurting returns versus the Index. In addition, the fund’s position in NextEra Energy, a utility company specializing in alternative energy, rose about 12%, but this lagged the much higher returns of the Index.

Maintaining Exposure to Long-term Growth Trends

With the ongoing pandemic and upcoming presidential election, the market is facing a high degree of uncertainty. But we are maintaining our exposure to companies that we believe will continue to benefit from long-term growth trends, especially in the area of technology. In addition, with the worst of the pandemic likely over, we have begun to take a closer look at growth-oriented, consumer-related companies that have seen their growth interrupted by the pandemic. We continue to position the fund to outperform in any environment by emphasizing companies with strong secular growth strategies.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 30, 2021, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Research Growth Fund, Inc. from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$6.25	$10.78	$4.74	$4.74	$5.10
Ending value (after expenses)	$1,408.60	$1,402.70	$1,410.80	$1,410.30	$1,410.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$5.24	$9.05	$3.97	$3.97	$4.28
Ending value (after expenses)	$1,020.01	$1,016.23	$1,021.27	$1,021.27	$1,020.97

†Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I, .78% for Class Y and .84% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.4%
Automobiles & Components - .8%
Aptiv	200,032	[a]	17,226,756
Capital Goods - 5.3%
AMETEK	273,815		27,573,170
Ingersoll Rand	792,981	[b]	27,801,914
Rockwell Automation	103,260		23,804,528
Trane Technologies	247,863		29,344,501
			108,524,113
Consumer Durables & Apparel - .8%
VF	236,339		15,539,289
Consumer Services - .8%
Wynn Resorts	195,450		17,092,103
Diversified Financials - 1.4%
S&P Global	78,537		28,777,528
Food & Staples Retailing - .9%
Walmart	125,040		17,361,804
Food, Beverage & Tobacco - 1.7%
PepsiCo	239,514		33,546,331
Health Care Equipment & Services - 5.0%
DexCom	45,168	[b]	19,214,919
Humana	48,638		20,193,038
Intuitive Surgical	39,183	[b]	28,636,504
Masimo	63,371	[b]	14,195,104
Teleflex	50,304		19,766,957
			102,006,522
Media & Entertainment - 13.2%
Alphabet, Cl. C	75,966	[b]	124,142,118
Facebook, Cl. A	311,972	[b]	91,470,190
Pinterest, Cl. A	538,938	[b]	19,827,529
Snap, Cl. A	498,140	[b]	11,252,983
Twitter	508,724	[b]	20,644,020
			267,336,840
Pharmaceuticals Biotechnology & Life Sciences - 8.3%
AbbVie	341,064		32,663,699
Biogen	46,452	[b]	13,361,453
Eli Lilly & Co.	192,322		28,538,662
Horizon Therapeutics	287,632	[b]	21,606,916
Sarepta Therapeutics	106,007	[b]	15,521,545
Seattle Genetics	102,912	[b]	16,295,086
Vertex Pharmaceuticals	71,365	[b]	19,919,399
Zoetis	136,229		21,810,263
			169,717,023

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Retailing - 13.0%
Amazon.com	57,576	[b]	198,692,473
Booking Holdings	12,975	[b]	24,788,089
Lowe's Companies	242,868		39,997,931
			263,478,493
Semiconductors & Semiconductor Equipment - 9.2%
Advanced Micro Devices	474,436	[b]	43,088,278
Applied Materials	498,089		30,682,282
Microchip Technology	177,538	[a]	19,475,919
NVIDIA	138,285		73,979,709
Qualcomm	173,962		20,718,874
			187,945,062
Software & Services - 24.8%
HubSpot	66,678	[b]	19,982,063
Medallia	196,473	[b]	7,110,358
Microsoft	753,625		169,965,046
PayPal Holdings	233,503	[b]	47,667,302
salesforce.com	190,970	[b]	52,067,970
ServiceNow	82,623	[b]	39,825,938
Shopify, Cl. A	19,067	[b]	20,333,430
Splunk	123,242	[b]	27,030,668
Square, Cl. A	166,432	[b]	26,555,890
Twilio, Cl. A	97,673	[b]	26,348,268
Visa, Cl. A	316,824	[a]	67,163,520
			504,050,453
Technology Hardware & Equipment - 11.9%
Apple	1,485,032		191,628,529
Cognex	387,407		26,804,690
Zebra Technologies, Cl. A	83,440	[b]	23,908,063
			242,341,282
Utilities - 1.3%
NextEra Energy	93,851		26,200,384
Total Common Stocks (cost $1,000,086,685)			2,001,143,983

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $41,106,900)	0.20	41,106,900	[c]	41,106,900
Total Investments (cost $1,041,193,585)		100.4%		2,042,250,883
Liabilities, Less Cash and Receivables		(.4%)		(9,144,017)
Net Assets		100.0%		2,033,106,866

a Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $50,460,449 and the value of the collateral was $52,179,135, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	46.0
Consumer Discretionary	15.4
Health Care	13.4
Communication Services	13.1
Industrials	5.3
Consumer Staples	2.5
Investment Companies	2.0
Financials	1.4
Utilities	1.3
100.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 2/29/20 ($)	Purchases ($)†	Sales ($)	Value 8/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,702,326	213,853,092	(183,448,518)	41,106,900	2.0	38,445
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	1,673,363	(1,673,363)	-	-	-
Total	10,702,326	215,526,455	(185,121,881)	41,106,900	2.0	38,445

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $50,460,449)—Note 1(b):
Unaffiliated issuers	1,000,086,685	2,001,143,983
Affiliated issuers	41,106,900	41,106,900
Dividends and securities lending income receivable		1,245,219
Receivable for shares of Common Stock subscribed		993,971
Prepaid expenses		85,379
		2,044,575,452
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,409,104
Payable for investment securities purchased		9,423,822
Payable for shares of Common Stock redeemed		448,069
Directors’ fees and expenses payable		24,000
Other accrued expenses		163,591
		11,468,586
Net Assets ($)		2,033,106,866
Composition of Net Assets ($):
Paid-in capital		957,928,807
Total distributable earnings (loss)		1,075,178,059
Net Assets ($)		2,033,106,866

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	745,320,268	21,539,172	269,298,628	342,142,427	654,806,371
Shares Outstanding	36,962,094	1,217,252	13,319,279	16,965,487	31,698,060
Net Asset Value Per Share ($)	20.16	17.69	20.22	20.17	20.66

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,271,199
Affiliated issuers	35,170
Income from securities lending—Note 1(b)	46,429
Total Income	6,352,798
Expenses:
Management fee—Note 3(a)	6,199,469
Shareholder servicing costs—Note 3(c)	1,351,965
Distribution fees—Note 3(b)	92,704
Directors’ fees and expenses—Note 3(d)	75,541
Professional fees	56,775
Registration fees	50,568
Prospectus and shareholders’ reports	48,119
Loan commitment fees—Note 2	15,380
Custodian fees—Note 3(c)	13,409
Chief Compliance Officer fees—Note 3(c)	7,199
Interest expense—Note 2	5,545
Miscellaneous	25,464
Total Expenses	7,942,138
Less—reduction in expenses due to undertaking—Note 3(a)	(361,821)
Net Expenses	7,580,317
Investment (Loss)—Net	(1,227,519)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	76,047,514
Capital gain distributions from affiliated issuers	3,275
Net Realized Gain (Loss)	76,050,789
Net change in unrealized appreciation (depreciation) on investments	517,686,191
Net Realized and Unrealized Gain (Loss) on Investments	593,736,980
Net Increase in Net Assets Resulting from Operations	592,509,461

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
Operations ($):
Investment income (loss)—net	(1,227,519)	3,195,535
Net realized gain (loss) on investments	76,050,789	149,823,645
Net change in unrealized appreciation (depreciation) on investments	517,686,191	(3,767,773)
Net Increase (Decrease) in Net Assets Resulting from Operations	592,509,461	149,251,407
Distributions ($):
Distributions to shareholders:
Class A	(16,010,445)	(53,811,326)
Class C	(791,790)	(3,265,894)
Class I	(6,317,792)	(24,102,940)
Class Y	(7,627,617)	(30,669,340)
Class Z	(14,616,720)	(46,231,603)
Total Distributions	(45,364,364)	(158,081,103)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	18,172,979	21,111,706
Class C	757,244	1,772,491
Class I	32,223,909	46,880,137
Class Y	83,908,114	89,192,600
Class Z	1,029,167	2,135,752
Distributions reinvested:
Class A	15,257,212	51,173,644
Class C	464,711	1,963,376
Class I	5,146,693	19,966,728
Class Y	2,503,287	18,793,047
Class Z	13,813,118	43,576,883
Cost of shares redeemed:
Class A	(41,104,137)	(74,187,533)
Class C	(13,038,180)	(11,871,611)
Class I	(45,407,046)	(150,102,341)
Class Y	(159,110,394)	(86,005,076)
Class Z	(18,732,287)	(44,637,371)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(104,115,610)	(70,237,568)
Total Increase (Decrease) in Net Assets	443,029,487	(79,067,264)
Net Assets ($):
Beginning of Period	1,590,077,379	1,669,144,643
End of Period	2,033,106,866	1,590,077,379

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,070,967	1,370,849
Shares issued for distributions reinvested	894,327	3,388,152
Shares redeemed	(2,558,323)	(4,845,424)
Net Increase (Decrease) in Shares Outstanding	(593,029)	(86,423)
Class Cb
Shares sold	54,921	131,211
Shares issued for distributions reinvested	31,002	146,153
Shares redeemed	(869,086)	(867,907)
Net Increase (Decrease) in Shares Outstanding	(783,163)	(590,543)
Class Ia
Shares sold	2,008,456	3,064,519
Shares issued for distributions reinvested	300,976	1,316,551
Shares redeemed	(2,952,070)	(9,779,631)
Net Increase (Decrease) in Shares Outstanding	(642,638)	(5,398,561)
Class Ya
Shares sold	5,337,229	5,833,695
Shares issued for distributions reinvested	146,820	1,243,743
Shares redeemed	(10,693,368)	(5,585,776)
Net Increase (Decrease) in Shares Outstanding	(5,209,319)	1,491,662
Class Za
Shares sold	66,144	136,759
Shares issued for distributions reinvested	790,676	2,819,010
Shares redeemed	(1,154,197)	(2,855,177)
Net Increase (Decrease) in Shares Outstanding	(297,377)	100,592

[a]During the period ended August 31, 2020, 324 Class A shares representing $4,383 were exchanged for 323 Class I shares and 45,069 Class Y shares representing $698,500 were exchanged for 44,954 Class I shares. During the period ended February 29, 2020, 20,948 Class Z shares representing $323,640 were exchanged for 21,419 Class A shares and 103,121 Class Y shares representing $1,578,538 were exchanged for 102,884 Class I shares.

[b]During the period ended August 31, 2020, 6,285 Class C shares representing $85,577 were automatically converted to 5,542 Class A shares and during the period ended February 29, 2020, 19,364 Class C shares representing $265,340 were automatically converted to 17,263 Class A shares

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	August 31, 2020	Year Ended February 28/29,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.68	14.81	15.87	14.53	12.87	14.50
Investment Operations:
Investment income (loss)—net[a]	(.02)	.01	.02	.02	.03	.02
Net realized and unrealized gain (loss) on investments	5.94	1.34	1.37	2.76	2.36	(.75)
Total from Investment Operations	5.92	1.35	1.39	2.78	2.39	(.73)
Distributions:
Dividends from investment income—net	-	(.00)[b]	(.00)[b]	-	(.02)	-
Dividends from net realized gain on investments	(.44)	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(.44)	(1.48)	(2.45)	(1.44)	(.73)	(.90)
Net asset value, end of period	20.16	14.68	14.81	15.87	14.53	12.87
Total Return (%)[c]	40.86[d]	9.04	10.24	19.73	18.91	(5.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[e]	1.13	1.12	1.14	1.17	1.16
Ratio of net expenses to average net assets	1.03[e]	1.03	1.03	1.04	1.13	1.13
Ratio of net investment income (loss) to average net assets	(.27)[e]	.06	.15	.14	.24	.14
Portfolio Turnover Rate	22.76[d]	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	745,320	551,332	557,597	566,182	486,156	531,434

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	August 31, 2020	Year Ended February 28/29,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.98	13.34	14.64	13.59	12.15	13.84
Investment Operations:
Investment (loss)—net[a]	(.07)	(.09)	(.09)	(.08)	(.07)	(.08)
Net realized and unrealized gain (loss) on investments	5.22	1.21	1.24	2.57	2.22	(.71)
Total from Investment Operations	5.15	1.12	1.15	2.49	2.15	(.79)
Distributions:
Dividends from net realized gain on investments	(.44)	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Net asset value, end of period	17.69	12.98	13.34	14.64	13.59	12.15
Total Return (%)[b]	40.27[c]	8.27	9.40	18.95	18.04	(6.23)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.86[d]	1.87	1.84	1.88	1.91	1.90
Ratio of net expenses to average net assets	1.78[d]	1.78	1.78	1.79	1.88	1.88
Ratio of net investment (loss) to average net assets	(1.02)[d]	(.69)	(.61)	(.58)	(.51)	(.61)
Portfolio Turnover Rate	22.76[c]	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	21,539	25,957	34,570	43,106	118,442	118,252

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	August 31, 2020	Year Ended February 28/29,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.73	14.86	15.91	14.56	12.92	14.58
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.05	.06	.06	.07	.06
Net realized and unrealized gain (loss) on investments	5.97	1.34	1.38	2.77	2.37	(.76)
Total from Investment Operations	5.97	1.39	1.44	2.83	2.44	(.70)
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.04)	(.04)	(.09)	(.06)
Dividends from net realized gain on investments	(.44)	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(.48)	(1.52)	(2.49)	(1.48)	(.80)	(.96)
Net asset value, end of period	20.22	14.73	14.86	15.91	14.56	12.92
Total Return (%)	41.08[c]	9.25	10.54	20.07	19.25	(5.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[d]	.85	.85	.86	.88	.88
Ratio of net expenses to average net assets	.78[d]	.78	.78	.79	.87	.86
Ratio of net investment income (loss) to average net assets	(.02)[d]	.31	.39	.40	.51	.42
Portfolio Turnover Rate	22.76[c]	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	269,299	205,676	287,626	314,303	447,384	401,688

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	August 31, 2020	Year Ended February 28/29,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.70	14.82	15.88	14.55	12.92	14.58
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.05	.06	.06	.08	.07
Net realized and unrealized gain (loss) on investments	5.95	1.35	1.37	2.76	2.37	(.75)
Total from Investment Operations	5.95	1.40	1.43	2.82	2.45	(.68)
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.04)	(.05)	(.11)	(.08)
Dividends from net realized gain on investments	(.44)	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(.48)	(1.52)	(2.49)	(1.49)	(.82)	(.98)
Net asset value, end of period	20.17	14.70	14.82	15.88	14.55	12.92
Total Return (%)	41.03[c]	9.34	10.49	20.05	19.34	(5.16)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.79	.78	.79	.80	.79
Ratio of net expenses to average net assets	.78[d]	.78	.78	.78	.79	.79
Ratio of net investment income (loss) to average net assets	(.01)[d]	.31	.39	.38	.58	.48
Portfolio Turnover Rate	22.76[c]	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	342,142	325,886	306,588	348,911	229,861	210,912

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	August 31, 2020	Year Ended February 28/29,
Class Z Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.04	15.14	16.17	14.77	13.09	14.75
Investment Operations:
Investment income (loss)—net[a]	(.01)	.04	.05	.06	.06	.05
Net realized and unrealized gain (loss) on investments	6.10	1.37	1.40	2.81	2.40	(.76)
Total from Investment Operations	6.09	1.41	1.45	2.87	2.46	(.71)
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.03)	(.03)	(.07)	(.05)
Dividends from net realized gain on investments	(.44)	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(.47)	(1.51)	(2.48)	(1.47)	(.78)	(.95)
Net asset value, end of period	20.66	15.04	15.14	16.17	14.77	13.09
Total Return (%)	41.04[b]	9.20	10.46	20.02	19.17	(5.31)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.88	.88	.86	.93	.91
Ratio of net expenses to average net assets	.84[c]	.84	.85	.83	.93	.90
Ratio of net investment income (loss) to average net assets	(.08)[c]	.25	.32	.36	.44	.37
Portfolio Turnover Rate	22.76[b]	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	654,806	481,227	482,764	475,713	430,180	389,776

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Research Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities†:
Equity Securities - Common Stocks	2,001,143,983	-	-	2,001,143,983
Investment Companies	41,106,900	-	-	41,106,900

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2020, The Bank of New York Mellon earned $8,726 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 29, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2020 was as follows: ordinary income $3,496,825 and long-term capital gains $154,584,278. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 was approximately $677,717 with a related weighted average annualized interest rate of 1.62%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1 1/2% of the value of Class Z shares’ average daily net assets, the Adviser will bear such excess expense. During the period ended August 31, 2020, there were no reimbursements pursuant to the Agreements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In addition, the Adviser has contractually agreed, from March 1, 2020 through June 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after June 30, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $361,821 during the period ended August 31, 2020.

During the period ended August 31, 2020, the Distributor retained $10,035 from commissions earned on sales of the fund’s Class A and $232 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2020, Class C shares were charged $92,704 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2020, Class A, Class C and Class Z shares were charged $750,174, $30,901 and $161,280, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2020, the fund was charged $127,663 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2020, the fund was charged $13,409 pursuant to the custody agreement.

During the period ended August 31, 2020, the fund was charged $7,199 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,207,903, Distribution Plan fees of $13,016, Shareholder Services Plan fees of $152,009, custodian fees of $9,735, Chief Compliance Officer fees of $2,273 and transfer agency fees of $46,870, which are offset against an expense reimbursement currently in effect in the amount of $22,702.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2020, amounted to $377,524,836 and $550,655,675, respectively.

At August 31, 2020, accumulated net unrealized appreciation on investments was $1,001,057,298, consisting of $1,014,223,894 gross unrealized appreciation and $13,166,596 gross unrealized depreciation.

At August 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 28, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap growth funds (the “Performance Universe”), all for various periods ended June 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for the six-month, one-year, two-year and three-year periods and below median for the four-, five- and ten-year periods and above the Performance Universe median for all periods except the four- and five-year periods when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group actual management fee median and higher than the Expense Universe actual management fee median and the fund’s total expenses were higher than the Expense Group median and slightly higher than the Expense Universe total expenses median.

Representatives of the Adviser stated that the Adviser has contractually agreed, until June 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.78% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement for the remainder of the one-year term.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Research Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6232SA0820

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Research Growth Fund, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      October 26, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      October 26, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)